                                                                   Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 29, 2001, hereby constitutes and appoints Daniel D. Viren and Michael S. Krasnoff as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2002.



                                  /s/ Gordon Zacks
                                  --------------------------------------------
                                  Gordon Zacks

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 29, 2001, hereby constitutes and appoints Daniel D. Viren and Michael S. Krasnoff as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2002.



                                   /s/ William Lenich
                                  ---------------------------------------------
                                  William Lenich

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 29, 2001, hereby constitutes and appoints Daniel D. Viren and Michael S. Krasnoff as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2002.



                                   /s/ Christian Galvis
                                  ---------------------------------------------
                                  Christian Galvis

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 29, 2001, hereby constitutes and appoints Michael S. Krasnoff as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2002.



                                   /s/ Daniel D. Viren
                                  ---------------------------------------------
                                  Daniel D. Viren

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 29, 2001, hereby constitutes and appoints Daniel D. Viren and Michael S. Krasnoff as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2002.



                                   /s/ Roger E. Lautzenhiser
                                  ---------------------------------------------
                                  Roger E. Lautzenhiser

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 29, 2001, hereby constitutes and appoints Daniel D. Viren and Michael S. Krasnoff as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2002.



                                    /s/ Edward M. Stan
                                   --------------------------------------------
                                   Edward M. Stan